===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): DECEMBER 5, 2001

                              --------------------


                                  DIVINE, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     0-30043            36-4301991
 (State or other jurisdiction of    (Commission File       (IRS Employer
 incorporation or organization)           Number)        Identification No.)


                              1301 N. ELSTON AVENUE
                             CHICAGO, ILLINOIS 60622
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (773) 394-6600


                              --------------------




===============================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

CLOSING OF EPRISE ACQUISITION

         On December 5, 2001 (the "Closing Date"), divine, inc. ("divine") completed its acquisition of Eprise Corporation ("Eprise") in accordance with the terms of an Agreement and Plan of Merger, dated as of September 17, 2001 (the "Merger Agreement"), by and among divine, Eprise, and DI2 Acquisition Company, a wholly-owned subsidiary of divine ("DI2"). Pursuant to the terms of the Merger Agreement, DI2 was merged with and into Eprise (the "Merger") and the approximately 22,291,000 shares of Eprise common stock that were outstanding on the Closing Date were converted into the right to receive an aggregate of approximately 54,000,000 shares of class A common stock, par value $.001 per share, of divine ("divine Stock") at an exchange rate of
2.4233 shares of divine Stock for each outstanding share of Eprise common stock (the "Exchange Ratio"). In addition, approximately 5,200,000 shares of divine Stock are issuable in connection with the exercise of options and warrants to purchase Eprise common stock that divine assumed in connection with the Merger. divine will not issue fractional shares of divine Stock or pay the former Eprise stockholders cash in lieu of any fractional shares that would otherwise be issued in the Merger. Instead, any holder of Eprise common stock who would otherwise be entitled to receive a fraction of a share of divine Stock in the Merger will receive a number of shares of divine Stock rounded up or down to the nearest whole number (with fractions equal to or greater than 0.5 being rounded up).

         The divine Stock issued in the Merger was registered under the Securities Act of 1933, as amended (the "Securities Act"). The acquisition was structured as a tax-free reorganization and is being accounted for by divine under the purchase method of accounting.

         The Proxy Statement/Prospectus, dated October 30, 2001 (the "Proxy Statement/Prospectus"), included in divine's Registration Statement on Form S-4, as amended (File No. 333-71272) (the "Registration Statement"), sets forth certain additional information regarding the Merger, divine, and Eprise. A copy of the Merger Agreement is filed herewith as Exhibit 2.1, and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         (1) The audited consolidated balance sheets of Eprise and subsidiaries at December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2000, and the unaudited consolidated balance sheet of Eprise and subsidiaries at June 30, 2001, the related consolidated statements of operations and cash flows for the six months ended June 30, 2000 and 2001, and the related consolidated statement of stockholders' equity for the six months ended June 30, 2001 are set forth on pages F-1 through F-16 of the Proxy Statement/Prospectus contained in the Registration Statement. Such financial statements and notes set forth on those pages are incorporated herein by this reference.

         (2) The unaudited consolidated balance sheet of Eprise and subsidiaries at September 30, 2001, the related consolidated statements of operations and cash flows for the nine months ended September 30, 2000 and 2001, and the related consolidated statement of stockholders' equity for the nine months ended September 30, 2001 are set forth in Item 1 of
                  Part I to Eprise's Quarterly Report on Form 10-Q (Commission File No. 0-29319) for the quarterly period ended September 30, 2001 and are incorporated herein by this reference.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         (1) The following Pro Forma Financial Information reflecting the pro forma effect on divine of its acquisitions of Eprise, RoweCom Inc., eshare communications, Inc., and Open Market, Inc. is included on pages F-1 through F-15 of this Form 8-K:

                           o Pro Forma Condensed Combined Balance Sheet of divine at September 30, 2001;

                           o Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2000;

                           o Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2001; and

                           o Notes to Unaudited Pro Forma Condensed Combined Financial Statements.


         (c)      EXHIBITS.

         The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      PRO FORMA FINANCIAL INFORMATION
                                  divine, inc.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001
                                 (IN THOUSANDS)


                                                                                          EPRISE       divine/EPRISE
                                                                                         PRO FORMA       PRO FORMA
                                                              divine, inc.    EPRISE    ADJUSTMENTS      COMBINED
                                                              ------------   --------   -----------    -------------
ASSETS
  Current assets
    Cash and cash equivalents                                     170,026     47,906         (500)(c)      217,432

    Restricted cash                                                 4,630         --           --            4,630
    Accounts receivable                                            46,072      2,662           --           48,734
    Available-for-sale securities                                   1,112         --           --            1,112
    Note receivable                                                 3,427         --           --            3,427
    Inventory                                                          --         --           --               --
    Deferred taxes                                                     --         --           --               --
    Other current assets                                           18,438      1,188           --           19,626
                                                                ---------    -------     --------       ----------
      Total current assets                                        243,705     51,756         (500)         294,961

  Property and equipment, net                                      43,728      4,277       (4,277)(a)       43,728
  Deferred taxes                                                       --         --           --               --
  Goodwill and other intangible assets                             43,822         --           --           43,822
  Ownership interests in associated companies                      11,993         --           --           11,993
  Other non-current assets                                         19,589        102         (102)(a)       19,589
                                                                ---------    -------     --------       ----------
TOTAL ASSETS                                                      362,837     56,135       (4,879)         414,093
                                                                =========    =======     ========       ==========
LIABILITIES
  Current liabilities
    Accounts payable                                               12,660        346           --           13,006
    Accrued payroll expenses                                        9,602      2,179           --           11,781
    Accrued vacation                                                3,852         --           --            3,852
    Accrued professional fees                                         669         --           --              669
    Current portion of facilities impairment                        1,494         --           --            1,494
    Current portion of capital leases                               3,729         --           --            3,729
    Other accrued expenses and current liabilities                 12,786      1,747           --           14,533
    Notes payable--current                                          5,890         14           --            5,904
    Deferred revenue                                                7,735      2,111           --            9,846
                                                                ---------    -------     --------       ----------
      Total current liabilities                                    58,417      6,397           --           64,814
  Long-term debt                                                   58,473         --           --           58,473
  Capital leases                                                    4,232         --           --            4,232
  Other noncurrent liabilities                                        424         --           --              424
  Long-term facilities impairment                                   2,455         --           --            2,455
  Minority interest                                                 6,488         --           --            6,488
  Convertible preferred stock                                          --         --           --               --

STOCKHOLDERS' EQUITY
  Common stock                                                        161         --           54(a)           215
  Additional paid-in capital                                      994,681         --       38,299(a)     1,036,041
                                                                                            3,061(b)
  Notes receivable from exercise of options                        (3,130)        --           --           (3,130)

  Unearned stock-based compensation                               (19,154)        --           --          (19,154)
  Accumulated other comprehensive loss                            (20,150)        --           --          (20,150)
  Treasury stock, at cost                                          (9,639)        --           --           (9,639)
  Accumulated deficit                                            (710,421)        --        7,006 (a)     (706,976)
                                                                                           (3,061)(b)
                                                                                             (500)(c)

  Acquired company equity                                              --     49,738      (49,738)(a)           --
                                                                ---------    -------     --------       ----------
TOTAL STOCKHOLDERS' EQUITY                                        232,348     49,738       (4,879)         277,207
                                                                ---------    -------     --------       ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        362,837     56,135       (4,879)         414,093
                                                                =========    =======     ========       ==========


                                      F-1





                                                                                ROWECOM                   ESHARE
                                                                               PRO FORMA                 PRO FORMA
                                                              ROWECOM INC.    ADJUSTMENTS     ESHARE    ADJUSTMENTS    OPEN MARKET
                                                              -------------   -----------    --------   -----------    ------------
ASSETS
  Current assets
    Cash and cash equivalents                                      7,902            (405)(c)   8,326       (5,750)(j)      3,364
                                                                                                           (1,047)(c)
    Restricted cash                                                  668              --          --           --             --
    Accounts receivable                                           62,121              --      22,369           --          9,193
    Available-for-sale securities                                 14,365              --       4,402           --          1,855
    Note receivable                                                   --              --          --           --             --
    Inventory                                                         --              --       1,499           --             --
    Deferred taxes                                                    --              --       1,394       (1,394)(g)         --
    Other current assets                                           3,245              --       1,908           --          3,930
                                                                --------       ---------     -------     --------        -------
      Total current assets                                        88,301            (405)     39,898       (8,191)        18,342
  Property and equipment, net                                      8,406              --       8,747           --          6,741
  Deferred taxes                                                     544            (544)(f)  10,505      (10,505)(g)         --
  Goodwill and other intangible assets                            15,528          59,798 (d)   3,302         (994)(g)         --
                                                                                 (15,528)(d)               (3,302)(g)
                                                                                     952 (c)                1,649 (c)
                                                                                   1,381 (e)               11,899 (g)
                                                                                     544 (f)                1,642 (h)
  Ownership interests in associated companies                         --              --          --           --             --
  Other non-current assets                                            24            (547)(c)     119        5,750 (j)      1,226
                                                                                                             (602)(c)
                                                                --------       ---------     -------     --------        -------
TOTAL ASSETS                                                     112,803          45,651      62,571       (2,654)        26,309
                                                                ========       =========     =======     ========        =======
LIABILITIES
  Current liabilities
    Accounts payable                                              21,797              --       4,318       (1,342)(i)      3,142
    Accrued payroll expenses                                       1,388              --          --           --             --
    Accrued vacation                                                  --              --          --           --             --
    Accrued professional fees                                         --              --          --           --             --
    Current portion of facilities impairment                          --              --          --           --             --
    Current portion of capital leases                                 --              --          --           --             --
    Other accrued expenses and current liabilities                37,012              --       7,485           --         10,774
    Notes payable--current                                        22,561              --          --           --          5,000
    Deferred revenue                                              59,687              --      10,886           --          4,271
                                                                --------       ---------     -------     --------        -------
      Total current liabilities                                  142,445              --      22,689       (1,342)        23,187
  Long-term debt                                                      --              --          --           --             --
  Capital leases                                                      --              --          --           --             --
  Other noncurrent liabilities                                        --              --          --           --             --
  Long-term facilities impairment                                     --              --          --           --             --
  Minority interest                                                   --              --          --           --             --
  Convertible preferred stock                                         --              --          --           --            577

STOCKHOLDERS' EQUITY
  Common stock                                                        --              10(d)       --           68(g)          --
                                                                                      --
  Additional paid-in capital                                          --          14,618(d)       --       35,518(g)          --
                                                                                   1,381(e)                 1,642(h)
  Notes receivable from exercise of options                           --              --          --           --             --
  Unearned stock-based compensation                                   --              --          --           --             --
  Accumulated other comprehensive loss                                --              --          --           --             --
  Treasury stock, at cost                                             --              --          --           --             --
  Accumulated deficit                                                 --              --          --        1,342 (i)         --

  Acquired company equity                                        (29,642)         29,642(d)   39,882      (39,882)(g)      2,545
                                                                --------       ---------     -------     --------        -------
TOTAL STOCKHOLDERS' EQUITY                                       (29,642)         45,651      39,882       (1,312)         2,545
                                                                --------       ---------     -------     --------        -------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       112,803          45,651      62,571       (2,654)        26,309
                                                                ========       =========     =======     ========        =======


                                      F-2


                                                                                divine/EPRISE/
                                                                 OPEN              ROWECOM/
                                                                MARKET        ESHARE/OPEN MARKET
                                                               PRO FORMA           PRO FORMA
                                                              ADJUSTMENTS          COMBINED
                                                              -----------    ---------------------
ASSETS
  Current assets
    Cash and cash equivalents                                    (1,500)(k)          227,070
                                                                 (1,252)(c)
    Restricted cash                                                  --                5,298
    Accounts receivable                                              --              142,417
    Available-for-sale securities                                    --               21,734
    Note receivable                                                  --                3,427
    Inventory                                                        --                1,499
    Deferred taxes                                                   --                   --
    Other current assets                                             --               28,709
                                                                -------           ----------
      Total current assets                                       (2,752)             430,154
  Property and equipment, net                                        --               67,622
  Deferred taxes                                                     --                   --
  Goodwill and other intangible assets                           59,390 (k)           188,158
                                                                  6,766 (l)
                                                                  1,309 (c)

  Ownership interests in associated companies                        --               11,993
  Other non-current assets                                       (5,000)(k)           20,502
                                                                    (57)(c)
                                                                -------           ----------
TOTAL ASSETS                                                     59,656              718,429
                                                                =======           ==========
LIABILITIES
  Current liabilities
    Accounts payable                                                 --               40,921
    Accrued payroll expenses                                         --               13,169
    Accrued vacation                                                 --                3,852
    Accrued professional fees                                        --                  669
    Current portion of facilities impairment                         --                1,494
    Current portion of capital leases                                --                3,729
    Other accrued expenses and current liabilities                   --               69,804
    Notes payable--current                                           --               33,465
    Deferred revenue                                                 --               84,690
                                                                -------           ----------
      Total current liabilities                                      --              251,793
  Long-term debt                                                     --               58,473
  Capital leases                                                     --                4,232
  Other noncurrent liabilities                                       --                  424
  Long-term facilities impairment                                    --                2,455
  Minority interest                                                  --                6,488
  Convertible preferred stock                                      (577)(k)               --

STOCKHOLDERS' EQUITY
  Common stock                                                       44 (k)              337

  Additional paid-in capital                                     55,968 (k)        1,151,934
                                                                  6,766 (l)
  Notes receivable from exercise of options                          --               (3,130)
  Unearned stock-based compensation                                  --              (19,154)
  Accumulated other comprehensive loss                               --              (20,150)
  Treasury stock, at cost                                            --               (9,639)
  Accumulated deficit                                                --             (705,634)

  Acquired company equity                                        (2,545)(k)               --
                                                                -------           ----------
TOTAL STOCKHOLDERS' EQUITY                                       60,233              394,564
                                                                -------           ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       59,656              718,429
                                                                =======           ==========

                                  divine, inc.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)



                                                                                          EPRISE       divine/EPRISE
                                                                                         PRO FORMA       PRO FORMA
                                                              divine, inc.    EPRISE    ADJUSTMENTS      COMBINED
                                                              ------------   --------   -----------    -------------
Revenues                                                           44,079      19,028          --            63,107

Operating expenses:
  Cost of Revenues                                                 42,266       7,520          --            49,786

  Selling, general and administrative                             175,663      24,820          --           200,483

  Research and development                                         12,036       5,560          --            17,596
  Impairment of investment in consolidated
    associated companies                                           57,626          --          --            57,626
  Impairment of facilities                                         10,961          --          --            10,961
  Amortization of stock-based compensation                         48,069       1,881          --            49,950
                                                              -----------    --------    --------      ------------
    Total operating expenses                                      346,621      39,781          --           386,402
                                                              -----------    --------    --------      ------------
    Operating loss                                               (302,542)    (20,753)         --          (323,295)

Other income (expense):
  Interest income                                                  15,583       4,144          --            19,727
  Interest expense                                                 (1,857)        (48)         --            (1,905)
  Other income (loss), net                                           (301)         --          --              (301)
                                                              -----------    --------    --------      ------------
    Total other income (expense)                                   13,425       4,096          --            17,521
Loss before minority interest, net gain of stock
  transactions of associated companies, equity in
  losses of associated companies, and impairment of
  investment in equity method and cost method
  associated companies                                           (289,117)    (16,657)         --          (305,774)
  Minority interest                                                18,169          --          --            18,169
  Net gain of stock transactions of associated companies            4,375          --          --             4,375
  Equity in losses of associated companies                        (90,621)         --          --           (90,621)
  Impairment of investment in equity method and
    cost method associated companies                             (113,125)         --          --          (113,125)
                                                              -----------    --------    --------      ------------
    Loss before income taxes                                     (470,319)    (16,657)         --          (486,976)
  Income tax (benefit) provision                                       --          47          --                47
                                                              -----------    --------    --------      ------------
    Net loss from continuing operations                          (470,319)    (16,704)         --          (487,023)
  Accretion of redeemable preferred stock dividends                (8,037)        (94)         94(m)         (8,037)
  Accretion of preferred stock dividends                           (9,070)         --          --            (9,070)
  Deemed dividends                                                (40,756)         --          --           (40,756)
    Net loss from continuing operations
      applicable to common shareholders                          (528,182)    (16,798)         94          (544,886)
                                                              -----------    --------    --------      ------------

  Basic and diluted net loss per share applicable to
    common stockholders                                             (7.84)                                    (4.49)
  Shares used in computing basic and diluted
    net loss per share                                         67,390,746                               121,367,752


                                      F-4



                                                                                ROWECOM          eshare          eshare
                                                                               PRO FORMA     COMMUNICATIONS     PRO FORMA
                                                              ROWECOM INC.    ADJUSTMENTS         INC.         ADJUSTMENTS
                                                              -------------   -----------    ---------------   -----------
Revenues                                                         347,581              --          83,956          (1,815)(o)
Operating expenses:
  Cost of Revenues                                               316,498              --          31,122              --
  Selling, general and administrative                             57,311          11,972(n)       61,249            (403)(o)
                                                                                                                   3,711 (n)
  Research and development                                         9,861              --          10,658              --
  Impairment of investment in consolidated
    associated companies                                          30,082              --              --          (1,412)(o)
  Impairment of facilities                                            --              --              --              --
  Amortization of stock-based compensation                            --              --              --              --
                                                                --------       ---------        --------        --------
    Total operating expenses                                     413,752          11,972         103,029           1,896
                                                                --------       ---------        --------        --------
    Operating loss                                               (66,171)        (11,972)        (19,073)         (3,711)
Other income (expense):
  Interest income                                                     --              --              --              --
  Interest expense                                                (5,354)             --              --              --
  Other income (loss), net                                            --              --             414              --
                                                                --------       ---------        --------        --------
    Total other income (expense)                                  (5,354)             --             414              --
Loss before minority interest, net gain of stock
  transactions of associated companies, equity in
  losses of associated companies, and impairment of
  investment in equity method and cost method
  associated companies                                           (71,525)        (11,972)        (18,659)         (3,711)
  Minority interest                                                   --              --              --              --
  Net gain of stock transactions of associated companies              --              --              --              --
  Equity in losses of associated companies                            --              --              --              --
  Impairment of investment in equity method and
    cost method associated companies                                  --              --              --              --
                                                                --------       ---------        --------        --------
    Loss before income taxes                                     (71,525)        (11,972)        (18,659)         (3,711)
  Income tax (benefit) provision                                   3,661              --          (7,542)          7,542 (p)
                                                                --------       ---------        --------        --------
    Net loss from continuing operations                          (75,186)        (11,972)        (11,117)        (11,253)
  Accretion of redeemable preferred stock dividends                   --              --              --              --
  Accretion of preferred stock dividends                              --              --              --              --
  Deemed dividends                                                    --              --              --              --
                                                                --------       ---------        --------        --------
    Net loss from continuing operations
      applicable to common shareholders                          (75,186)        (11,972)        (11,117)        (11,253)
                                                                --------       ---------        --------        --------
  Basic and diluted net loss per share applicable to
    common stockholders
  Shares used in computing basic and diluted
    net loss per share


                                      F-5


                                                                                           divine/EPRISE/
                                                                            OPEN              ROWECOM/
                                                                           MARKET        ESHARE/OPEN MARKET
                                                                OPEN      PRO FORMA           PRO FORMA
                                                               MARKET    ADJUSTMENTS          COMBINED
                                                              --------   -----------    ---------------------
Revenues                                                        88,981          --               581,810
Operating expenses:
  Cost of Revenues                                              44,846          --               442,252
  Selling, general and administrative                           70,555      19,743 (n)           424,621

  Research and development                                      24,801          --                62,916
  Impairment of investment in consolidated
    associated companies                                            --          --                86,296
  Impairment of facilities                                          --          --                10,961
  Amortization of stock-based compensation                          --          --                49,950
                                                              --------    --------          ------------
    Total operating expenses                                   140,202      19,743             1,076,996
                                                              --------    --------          ------------
    Operating loss                                             (51,221)    (19,743)             (495,186)
Other income (expense):
  Interest income                                                1,326          --                21,053
  Interest expense                                                (447)         --                (7,706)
  Other income (loss), net                                      13,208          --                13,321
                                                              --------    --------          ------------
    Total other income (expense)                                14,087          --                26,668
Loss before minority interest, net gain of stock
  transactions of associated companies, equity in
  losses of associated companies, and impairment of
  investment in equity method and cost method
  associated companies                                         (37,134)    (19,743)             (468,518)
  Minority interest                                                 --          --                18,169
  Net gain of stock transactions of associated companies            --          --                 4,375
  Equity in losses of associated companies                          --          --               (90,621)
  Impairment of investment in equity method and
    cost method associated companies                                --          --              (113,125)
                                                              --------    --------          ------------
    Loss before income taxes                                   (37,134)    (19,743)             (649,720)
  Income tax (benefit) provision                                   662          --                 4,370
                                                              --------    --------          ------------
    Net loss from continuing operations                        (37,796)    (19,743)             (654,090)
  Accretion of redeemable preferred stock dividends                 --          --                (8,037)
  Accretion of preferred stock dividends                            --          --                (9,070)
  Deemed dividends                                                  --          --               (40,756)
                                                              --------    --------          ------------
    Net loss from continuing operations
      applicable to common shareholders                        (37,796)    (19,743)             (711,953)
                                                              --------    --------          ------------
  Basic and diluted net loss per share applicable to
    common stockholders                                                                            (2.91)
  Shares used in computing basic and diluted
    net loss per share                                                                       244,422,422

                                  divine, inc.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                EPRISE        divine/EPRISE
                                                                                               PRO FORMA        PRO FORMA
                                                              divine, inc.      EPRISE        ADJUSTMENTS       COMBINED
                                                              ------------   -------------   -------------    -------------
Revenues                                                           119,118          11,199              --         130,317
Operating expenses:
  Cost of revenues                                                  96,826           8,266              --         105,092
  Selling, general and administrative                              147,710          20,486              --         168,196
  Research and development                                          13,520           5,925              --          19,445
  Acquired technology-in process research and development            1,196              --              --           1,196
  Impairment of investment in consolidated
    associated companies                                             3,024              --              --           3,024
  Impairment of prepaid co-location and bandwidth services          25,000              --              --          25,000
  Amortization of stock-based compensation                           7,672              --              --           7,672
                                                               -----------         -------      ----------       ---------
    Total operating expenses                                       294,948          34,677              --         329,625
                                                               -----------         -------      ----------       ---------
    Operating loss                                                (175,830)        (23,478)             --        (199,308)
Other income (expense):
  Interest income                                                    7,638           2,142              --           9,780
  Interest expense                                                  (2,189)            (17)             --          (2,206)
  Other income (loss), net                                          10,120              --              --          10,120
                                                               -----------         -------      ----------       ---------
    Total other income (expense)                                    15,569           2,125              --          17,694
Loss before minority interest, net gain of stock
  transactions of associated companies, equity in
  losses of associated companies, and impairment of
  investment in equity method and cost method
  associated companies                                            (160,261)        (21,353)             --        (181,614)
Minority interest                                                    4,269              --              --           4,269
Net gain of stock transactions of associated companies                 663              --              --             663
Equity in losses of associated companies                           (15,443)             --              --         (15,443)
Impairment of investment in equity method and
  cost method associated companies                                 (30,381)             --              --         (30,381)
                                                               -----------         -------      ----------       ---------
  Loss before income taxes                                        (201,153)        (21,353)             --        (222,506)
Income tax (benefit) provision                                          --              41              --              41
                                                               -----------         -------      ----------       ---------
  Net loss from continuing operations                             (201,153)        (21,394)             --        (222,547)
Accretion of redeemable preferred stock dividends                       --              --              --              --
Accretion of preferred stock dividends                                  --              --              --              --
Deemed dividends                                                        --              --              --              --
  Net loss from continuing operations
                                                               -----------         -------      ----------       ---------
    applicable to common shareholders                             (201,153)        (21,394)             --        (222,547)
                                                               -----------         -------      ----------       ---------
Basic and diluted net loss per share applicable to
  common stockholders                                                (1.38)                                          (1.11)
Shares used in computing basic and diluted
  net loss per share                                           146,510,593                                     200,487,599
                                                              ============                                     ============


                                      F-7



                                                                                ROWECOM          eshare          eshare
                                                                               PRO FORMA     COMMUNICATIONS     PRO FORMA
                                                              ROWECOM INC.    ADJUSTMENTS         INC.         ADJUSTMENTS
                                                              -------------   -----------    ---------------   -----------
Revenues                                                         174,117             --           54,943              --
Operating expenses:
  Cost of revenues                                               157,983             --           20,810              --
  Selling, general and administrative                             35,376         11,330(q)        34,383           2,655(q)
  Research and development                                         4,486             --            7,355              --
  Acquired technology-in process research and development             --             --               --              --
  Impairment of investment in consolidated
    associated companies                                              --             --               --              --
  Impairment of prepaid co-location and bandwidth services            --             --               --              --
  Amortization of stock-based compensation                            --             --               --              --
                                                              -------------   -----------    ---------------   -----------
    Total operating expenses                                     197,845         11,330           62,548           2,655
                                                              -------------   -----------    ---------------   -----------
    Operating loss                                               (23,728)       (11,330)          (7,605)         (2,655)
Other income (expense):
  Interest income                                                     --             --               --              --
  Interest expense                                                (4,039)            --               --              --
  Other income (loss), net                                            --             --              354              --
                                                              -------------   -----------    ---------------   -----------
    Total other income (expense)                                  (4,039)            --              354              --
Loss before minority interest, net gain of stock
  transactions of associated companies, equity in
  losses of associated companies, and impairment of
  investment in equity method and cost method
  associated companies                                           (27,767)       (11,330)          (7,251)         (2,655)
Minority interest                                                     --             --               --              --
Net gain of stock transactions of associated companies                --             --               --              --
Equity in losses of associated companies                              --             --               --              --
Impairment of investment in equity method and
  cost method associated companies                                    --             --               --              --
                                                              -------------   -----------    ---------------   -----------
  Loss before income taxes                                       (27,767)       (11,330)          (7,251)         (2,655)
Income tax (benefit) provision                                      (921)           921(r)        (2,593)          2,593 (r)
                                                              -------------   -----------    ---------------   -----------
  Net loss from continuing operations                            (26,846)       (12,251)          (4,658)         (5,248)
Accretion of redeemable preferred stock dividends                     --             --               --              --
Accretion of preferred stock dividends                                --             --               --              --
Deemed dividends                                                      --             --               --              --
                                                              -------------   -----------    ---------------   -----------
  Net loss from continuing operations
    applicable to common shareholders                            (26,846)       (12,251)          (4,658)         (5,248)
                                                              -------------   -----------    ---------------   -----------
Basic and diluted net loss per share applicable to
  common stockholders
Shares used in computing basic and diluted
  net loss per share


                                      F-8


                                                                            OPEN           divine/EPRISE/
                                                                           MARKET             ROWECOM/
                                                                OPEN      PRO FORMA      eshare/OPEN MARKET
                                                               MARKET    ADJUSTMENTS     PRO FORMA COMBINED
                                                              --------   -----------    ---------------------
Revenues                                                        35,694          --               395,071
Operating expenses:
  Cost of revenues                                              15,980          --               299,865
  Selling, general and administrative                           34,317      16,416(q)            302,673
  Research and development                                      12,459          --                43,745
  Acquired technology-in process research and development           --          --                 1,196
  Impairment of investment in consolidated
    associated companies                                            --          --                 3,024
  Impairment of prepaid co-location and bandwidth services          --          --                25,000
  Amortization of stock-based compensation                          --          --                 7,672
                                                              --------     -------          ------------
    Total operating expenses                                    62,756      16,416               683,175
                                                              --------     -------          ------------
    Operating loss                                             (27,062)    (16,416)             (288,104)
Other income (expense):
  Interest income                                                  357          --                10,137
  Interest expense                                                (681)         --                (6,926)
  Other income (loss), net                                       4,917          --                15,391
                                                              --------     -------          ------------
    Total other income (expense)                                 4,593          --                18,602
Loss before minority interest, net gain of stock
  transactions of associated companies, equity in
  losses of associated companies, and impairment of
  investment in equity method and cost method
  associated companies                                         (22,469)    (16,416)             (269,502)
Minority interest                                                   --          --                 4,269
Net gain of stock transactions of associated companies              --          --                   663
Equity in losses of associated companies                            --          --               (15,443)
Impairment of investment in equity method and
  cost method associated companies                                  --          --               (30,381)
                                                              --------     -------          ------------
  Loss before income taxes                                     (22,469)    (16,416)             (310,394)
Income tax (benefit) provision                                     541          --                   582
                                                              --------     -------          ------------
  Net loss from continuing operations                          (23,010)    (16,416)             (310,976)
Accretion of redeemable preferred stock dividends                 (518)        518 (s)                --
Accretion of preferred stock dividends                              --          --                    --
Deemed dividends                                                    --          --                    --
                                                              --------     -------          ------------
  Net loss from continuing operations
    applicable to common shareholders                          (23,528)    (15,898)             (310,976)
                                                              --------     -------          ------------
Basic and diluted net loss per share applicable to
  common stockholders                                                                              (0.96)
Shares used in computing basic and diluted
  net loss per share                                                                         323,542,269

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.  Basis of Presentation

    The unaudited pro forma condensed combined balance sheet as of September 30, 2001 gives effect to the acquisitions of Eprise, RoweCom, eshare and Open Market as if they occurred on that date. The unaudited pro forma condensed combined statements of operations for the year ended
December 31, 2000 and the nine months ended September 30, 2001 give effect to the acquisitions of Eprise, RoweCom, eshare, and Open Market as if they had occurred on January 1, 2000.

    The following summarizes information concerning the estimated purchase price allocation for the acquisitions of Eprise, RoweCom, eshare and Open Market.

                                                                         GOODWILL AND
                                                                       OTHER INTANGIBLE
                                                   FAIR VALUE OF            ASSETS
                                                    TANGIBLE NET        (EXTRAORDINARY
COMPANY                        PURCHASE PRICE   ASSETS (LIABILITIES)        GAIN)
-------                        --------------   --------------------   ----------------
Eprise.......................    41,413,000           45,359,000           (3,946,000)
RoweCom......................    16,961,000          (45,714,000)          62,675,000
eshare.......................    38,878,000           24,681,000           14,197,000
Open Market..................    70,587,000            3,122,000           67,465,000

    The purchase price of Eprise includes $500,000 of estimated acquisition costs. The RoweCom, eshare, and Open Market purchase prices include acquisition costs of $952,000, $1,649,000, and $1,308,000 respectively, which represents actual acquisition costs for which divine had been billed as of November 30, 2001. The Open Market purchase price also includes $6,150,000 paid by divine to Open Market in conjunction with a secured credit facility signed in connection with the Open Market merger agreement.

    In the Eprise merger, divine will issue 2.4233 shares of divine common stock for each outstanding share of Eprise common stock. Additionally, outstanding Eprise warrants and options will generally be converted to warrants or options to buy shares of divine common stock, generally at the 2.4233 exchange ratio. For purposes of the unaudited pro forma condensed combined financial statements, the number of shares, options and warrants assumed to be issued by divine in the Eprise merger has been calculated based on the number of Eprise shares, options and warrants outstanding as of December 5, 2001. For the Eprise merger, the assumed fair value of divine common stock for purchase accounting purposes is $0.71, which represents the average of divine's closing price on the first day the agreed upon terms of the Eprise merger were announced by divine (September 18, 2001) and the three business days before and after the announcement date.

    In the RoweCom merger, divine issued approximately 10,158,000 shares of divine common stock and assumed options and warrants to purchase shares of divine common stock, with exercise prices ranging from $0.45 to $9.68 per share. For purposes of the unaudited pro forma condensed combined financial statements, the assumed fair value of divine common stock issued in the RoweCom merger for purchase accounting purposes is $1.44, which represents the average of the closing price of divine's common stock on the first day the agreed upon terms of the RoweCom merger were announced by divine (July 9, 2001) and the three business days before and after the announcement date.

    The merger between divine and eshare was a stock-for-stock transaction. A total of approximately 68,435,000 shares of divine common stock were issued in the eshare merger and fully vested options to purchase a total of approximately 3,681,000 shares of divine common stock were issued in the eshare merger, with exercise prices ranging from $0.14 to $0.56 per share. For purposes of the unaudited pro forma condensed combined financial statements, the assumed fair value of divine common stock issued in the eshare merger for purchase accounting purposes is $0.52, which is the "divine average closing price", or the average of the closing sale price per share of divine's common stock as reported on the Nasdaq National Market for the ten consecutive trading days ending two trading days prior to the closing date of the eshare merger (October 23, 2001). The divine average closing price was used to determine the conversion ratio for eshare shares in the eshare merger.

    In the Open Market merger, divine issued approximately 44,455,000 shares of divine common stock and assumed options and warrants to purchase a total of approximately 9,787,000 shares of divine common stock, with exercise prices ranging from $0.63 to $66.06 per share. For purposes of the unaudited pro forma condensed combined financial statements, the assumed fair value of divine common stock issued in the Open Market merger for purchase accounting purposes is $1.26, which represents the average of the closing price of divine's common stock on the first day the agreed upon terms of the Open Market merger were announced by divine (August 16, 2001) and the three business days before and after the announcement date.

    The effects of the Eprise, RoweCom, eshare and Open Market mergers have been presented using the purchase method of accounting. Accordingly, the purchase price was allocated to the assets acquired and liabilities assumed based upon management's best preliminary estimate of fair value with any excess purchase price being allocated to goodwill or other identifiable intangibles. In the Eprise merger, the excess fair value of net assets acquired over the purchase price has been applied first to the writedown of noncurrent assets, with the remainder recorded in retained earnings, reflecting the extraordinary gain generated by negative goodwill and that would have been realized by divine had the merger been completed on September 30, 2001. This gain is not reflected in the unaudited pro forma condensed combined statements of operations. The preliminary allocation of the purchase price may be subject to further adjustments, as divine finalizes its allocation of purchase price in accordance with generally accepted accounting principles. The pro forma adjustments related to the purchase price allocation of the acquisitions represent management's best estimate of the effects of these transactions.

2. Pro Forma Balance Sheet Adjustments

   (a) Reflects the assumed issuance of 54,017,710 shares of divine common stock and the elimination of Eprise's equity in consolidation. Also reflects the elimination of Eprise's noncurrent assets of $4,379,000 and the realization by divine of an extraordinary gain of $7,006,000 (prior to the reduction in extraordinary gain described in adjustment (b) below), which represents the estimated fair value of Eprise's tangible net current assets as of September 30, 2001 in excess of the value of shares of divine common stock, and options and warrants to purchase divine common stock, assumed to be issued.

   (b) Reflects the issuance of options and warrants to purchase 5,154,255 shares of divine common stock, which represents the number of Eprise options and warrants outstanding as of November 29, 2001, as converted per the merger agreement. The Black-Scholes fair value of these options and warrants, which reduces the extraordinary gain recorded in adjustment (a) above, is $3,061,000 and has been included as a component of the purchase price. Based on the number and intrinsic value of "in-the-money" Eprise options on November 29, 2001, up to approximately $668,000 of the reduction of extraordinary gain recorded as a result of the option conversion may be reclassified to unearned stock-based compensation, depending on the remaining vesting period of each "in-the-money" option. For purposes of the unaudited pro forma condensed combined financial statements, none of the intrinsic value of these options has been recorded as unearned stock-based compensation.

   (c) Reflects divine's estimated acquisition costs of $500,000 for the Eprise acquisition. Also reflects actual acquisition costs billed to date for the RoweCom, eshare, and Open Market acquisitions. To the extent that these acquisition costs were capitalized on divine's historical balance sheet as of September 30, 2001, they are shown as a reduction in other non-current assets in the unaudited pro forma condensed combined balance sheet. Acquisition costs that were not capitalized on divine's historical balance sheet as of September 30, 2001, but for which invoices were received by divine as of November 30, 2001 are shown as a reduction in cash in the unaudited pro forma condensed combined balance sheet.

   (d) Reflects the issuance of 10,158,420 shares of divine common stock and the elimination of RoweCom's equity in consolidation. Also reflects the elimination of RoweCom's stand-alone goodwill and other intangible assets of $15,528,000 and the establishment by divine of goodwill and other intangible assets of $59,798,000, which represents the value of shares of divine common stock assumed to be issued in excess of the estimated fair value of RoweCom's tangible net assets as of September 30, 2001.

   (e) Reflects the issuance of warrants to purchase 3,752,602 shares of divine common stock, representing the number of RoweCom warrants outstanding as of November 6, 2001, as converted per the merger agreement. The Black-Scholes fair value of these warrants is $1,381,000 and has been included as a component of the purchase price.

   (f) Reflects the elimination of RoweCom's deferred tax asset, and the establishment by divine of goodwill and other intangible assets, of $544,000.

   (g) Reflects the issuance of 68,435,432 shares of divine common stock and the elimination of eshare's equity in consolidation. Also reflects the elimination of eshare's deferred tax assets of $11,899,000 and stand-alone goodwill and other intangible assets of $3,302,000, and the establishment by divine of goodwill and other intangible assets of $10,905,000, which represents the value of shares of divine common stock issued in excess of the estimated fair value of eshare's tangible net assets as of September 30, 2001.

   (h) Reflects the issuance of options to purchase 3,681,285 shares of divine common stock. This is the number of "in-the-money" eshare options as of October 23, 2001, as converted per the merger agreement. The Black-Scholes fair value of these options is $1,642,000 and has been included as a component of the purchase price.

   (i) Accounts payable and accumulated deficit have been adjusted to eliminate the unpaid balance for software sold by eshare to Brandango, a consolidated associated company of divine that ceased operations in 2000. Accumulated deficit is affected instead of accounts receivable, because eshare wrote off this unpaid balance prior to September 30, 2001.

   (j) Reflects the effect of real estate options which were effective at the closing of the merger of divine with eshare. divine has entered into agreements with Szlam Partners, L.P. and Melita House, Inc., pursuant to which divine has paid approximately $3,703,000 and $2,047,000, respectively, for ten-year options to purchase eshare's U.S. and United Kingdom headquarters.

   (k) Reflects the issuance of 44,454,515 shares of divine common stock and the elimination of Open Market's equity and redeemable preferred stock in consolidation. Also reflects the establishment by divine of goodwill and other intangible assets of $59,390,000, which represents the value of shares of divine common stock issued, and cash paid by divine under a secured credit facility with Open Market, in excess of the estimated fair value of Open Market's tangible net assets as of September 30, 2001.

   (l) Reflects the issuance of options to purchase 8,331,655 shares of divine common stock, which represents the number of Open Market options outstanding as of October 19, 2001, as converted per the merger agreement. Also reflects the issuance of 1,460,557 warrants to purchase divine common stock, which represents the number of Open Market warrants outstanding as of October 19, 2001, as converted per the merger agreement. The Black-Scholes fair value of these options and warrants was $6,766,000 and has been included as a component of the purchase price.

3. Pro Forma Statement of Operations Adjustments

   The pro forma statement of operations adjustments for the year ended December 31, 2000 consist of:

   (m) Reflects the elimination of the accretion of dividends on Eprise's redeemable preferred stock.

   (n) Selling, general and administrative expenses have been adjusted to reflect the amortization of goodwill and other intangible assets associated with the RoweCom, eshare, and Open Market acquisitions over an estimated useful life of three years, and to eliminate the historical amortization of goodwill and other intangible assets recorded by RoweCom, eshare and Open Market. Under the provisions of SFAS No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS, approved by the Financial Accounting Standards Board on June 29, 2001, goodwill acquired in transactions completed after June 30, 2001 will not be amortized. As the eshare, Open Market, and RoweCom acquisitions were completed in the fourth quarter of 2001, divine's operating results will not reflect any goodwill amortization expense related to these acquisitions. Note that SFAS No. 142 will require the amortization of intangible assets with determinable useful lives, which are generally intangible assets other than goodwill, over the estimated useful life of those assets. The excess purchase price over the estimated fair values of the tangible net assets of RoweCom, eshare and Open Market have not yet been allocated between in-process research and development charges, goodwill, and other intangible assets. For purposes of the pro forma condensed combined statements of operations, the entire excess purchase price is considered to be other intangible assets and therefore is amortizable.

   (o) Product revenues have been adjusted to reflect the sale, during 2000, of software by eshare to Brandango. The sale price of the software was approximately $1,815,000. Of this amount, $403,000 had been depreciated and $1,412,000 had been written off to impairment expenses when Brandango ceased operations later in 2000.

   (p) Reflects the removal of the income tax benefit of eshare, which would not have been recorded if the eshare merger had occurred on January 1, 2000.

   The pro forma statement of operations adjustments for the nine months ended September 30, 2001 consist of:

   (q) Selling, general and administrative expenses have been adjusted to reflect the amortization of goodwill and other intangible assets associated with the RoweCom, eshare and Open Market acquisitions over a useful life of three years, and to eliminate the historical amortization of goodwill and other intangible assets recorded by RoweCom, eshare and Open Market. Under the provisions of SFAS No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS, approved by the Financial Accounting Standards Board on June 29, 2001, goodwill acquired in transactions completed after June 30, 2001 will not be amortized. As the eshare, Open Market, and RoweCom acquisitions were completed in the fourth quarter of 2001, divine's operating results will not reflect any goodwill amortization expense related to these acquisitions. Note that SFAS No. 142 will require the amortization of intangible assets with determinable useful lives, which are generally intangible assets other than goodwill, over the estimated useful life of those assets. The excess purchase price over the estimated fair values of the tangible net assets of RoweCom, eshare and Open Market have not yet been allocated between in-process research and development charges, goodwill, and other intangible assets. For purposes of the pro forma condensed combined statements of operations, the entire excess purchase price is considered to be other intangible assets and therefore is amortizable.

   (r) Reflects the removal of the income tax benefits of RoweCom and eshare, which would not have been recorded if the RoweCom merger and eshare merger had occurred on January 1, 2000.

   (s) Reflects the elimination of the accretion of dividends on Open Market's redeemable preferred stock.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2001

                            divine, inc.



                            By:  /s/ Michael P. Cullinane
                               ----------------------------------------------
                                 Michael P. Cullinane
                                 Executive Vice President, Chief Financial
                                 Officer, and Treasurer

                                  DIVINE, INC.

                                  EXHIBIT INDEX

    Exhibit
    Number                          Description of Exhibit
    -------                         -----------------------
       2.1     Agreement and Plan of Merger, dated as of September 17, 2001, among divine, inc., DI2 Acquisition Company, and Eprise
               Corporation (the "Merger Agreement"), excluding exhibits and schedules thereto (incorporated by reference to Exhibit 2.1 to divine's Report on Form 8-K filed September 20, 2001).

      23.1 Consent of Deloitte & Touche LLP, with respect to Eprise financial statements.

      99.1 Audited consolidated balance sheets of Eprise and subsidiaries at December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2000, and the unaudited consolidated balance sheet of Eprise and subsidiaries at June 30, 2001, the related consolidated statements of operations and cash flows for the six months ended June 30, 2000 and 2001, and the related consolidated statement of stockholders' equity for the six months ended
               June 30, 2001 (incorporated by reference to pages F-1 through F-16 of the Proxy Statement/Prospectus contained in divine's
               Registration Statement on Form S-4, as amended (Reg. No.
               333-71272)).

      99.2 Unaudited consolidated balance sheet of Eprise and subsidiaries at September 30, 2001, the related consolidated statements of operations and cash flows for the nine months ended September 30, 2000 and 2001, and the related consolidated statement of stockholders' equity for the nine months ended September 30, 2001 (incorporated by reference to Item 1 of Part I to Eprise's Quarterly Report on Form 10-Q
               (Commission File No. 0-29319) for the quarterly period ended
               September 30, 2001).

      99.3 Press release of divine, inc., dated December 5, 2001, announcing approval of the acquisition of Eprise by the stockholders of Eprise, and the completion of the acquisition of Eprise.